UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2019

PACIFIC ETHANOL, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-21467	41-2170618
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

400 Capitol Mall, Suite 2060 Sacramento, California	95814
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (916) 403-2123

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	PEIX	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Amendment No. 1 to Credit Agreement and Waiver

On December 20, 2019, Illinois Corn Processing, LLC (“ICP”), an indirect wholly-owned subsidiary of Pacific Ethanol, Inc. (the “Company”), Compeer Financial, PCA (“Lender”) and CoBank, ACB (“CoBank”, and together with Lender, the “Lender Parties”) entered into Amendment No. 1 to Credit Agreement and Waiver (“Amendment No. 1”) dated as of December 20, 2019, amending that certain Credit Agreement dated as of September 15, 2017 by and among ICP, 1st Farm Credit Services, PCA, as lender, and CoBank (the “ICP Credit Agreement”).

Under Amendment No. 1, the ICP Lenders granted waivers for certain ICP covenant defaults and replaced those covenants with new earnings before interest, taxes, depreciation and amortization (“EBITDA”) and production volume covenants. The ICP Lenders also imposed cross-default terms such that, until the Lender Parties receive the Paydown Amount (as defined below), a default under the Pekin Credit Agreement would constitute a default under the ICP Credit Agreement. ICP agreed to provide additional collateral security to support its obligations under the ICP Credit Agreement, including second lien positions in the Company’s western plants, which will terminate and be released upon the Lender Parties’ receipt of the Paydown Amount.

ICP’s prior scheduled principal payment of $1.5 million, originally due on December 20, 2019, was deferred to the maturity date of September 20, 2021. Scheduled quarterly principal payments of $1.5 million will resume March 20, 2020.

ICP, collectively with Pekin (as defined and further described below), agreed to pay the Lender Parties an aggregate of $40.0 million (the “Paydown Amount”) on or before September 30, 2020 to reduce the outstanding balances of the term loans under the ICP Credit Agreement and the Pekin Credit Agreement (as defined below). The Paydown Amount is an aggregate amount payable to the Lender Parties, and allocated between them, and is not duplicated between Amendment No. 1 and Amendment No. 7 (as defined below). The Paydown Amount is to be funded through asset sales, proceeds of any award, judgment or settlement of litigation, or, at the election of the Company, from funds contributed to ICP by the Company. Following receipt by the lenders under the ICP Credit Agreement (the “ICP Lenders”) and the Pekin Credit Agreement (the “Pekin Lenders”), collectively, of the Paydown Amount in full, and once any loans corresponding to the particular midwestern asset sold are repaid, any additional proceeds from a sale of the Company’s midwestern plant assets will generally be allocated 33/34/33% among the ICP Lenders and Pekin Lenders, collectively, the Noteholders (as defined below), and the Company, respectively. Proceeds from the sale of any of the Company’s western assets will generally be allocated as described below under the description of the Amended Notes (defined below).

On December 20, 2019, ICP entered into an Amended and Restated Revolving Term Note in the amount of $18.0 million having a maturity date of September 1, 2022, and an Amended and Restated Term Note in the amount of $12.0 million having a maturity date of September 20, 2021, each dated as of December 20, 2019 in favor of the Lender Parties, and each containing customary and other terms and conditions.

A description of the ICP Credit Agreement is set forth in the Company’s Current Report on Form 8-K for September 15, 2017 filed with the Securities and Exchange Commission on September 21, 2017 and is incorporated herein by this reference.

Amendment No. 7 to Credit Agreement and Waiver

On December 20, 2019, Pacific Ethanol Pekin, LLC (“Pekin”), an indirect wholly-owned subsidiary of the Company, and the Lender Parties entered into an Amendment No. 7 to Credit Agreement and Waiver (“Amendment No. 7”) dated as of December 20, 2019 by and among Pekin and the Lender Parties, further amending that certain Credit Agreement dated as of December 15, 2016 by and among Pekin, 1st Farm Credit Services, PCA, as lender, and CoBank (the “Pekin Credit Agreement”).

Under Amendment No. 7, consistent with Amendment No. 1, the Lender Parties agreed to temporarily waive working capital covenant violations, debt service coverage ratio covenant violations, reporting covenant violations and certain other covenant violations that occurred under the Pekin Credit Agreement, and replaced those covenants with new EBITDA and production volume covenants. The Lender Parties also agreed to defer all scheduled principal installments payable under the term note on February 20, 2019, May 20, 2019 and November 20, 2019 until August 20, 2021. In addition, Pekin is not required to make its prior scheduled quarterly principal payments of $3.5 million until September 30, 2020, at which time $3.5 million will be due, with the same amount due quarterly thereafter until maturity.

Pekin, collectively with ICP (as described above), agreed to pay the Lender Parties the Paydown Amount on or before September 30, 2020 to reduce the outstanding balances of the term loans under the Pekin Credit Agreement and the ICP Credit Agreement. The Paydown Amount is an aggregate amount payable to the Lender Parties, and allocated between them, and is not duplicated between Amendment No. 1 and Amendment No. 7. The Paydown Amount is to be funded through asset sales, proceeds of any award, judgment or settlement of litigation, or, at the election of the Company, from funds contributed to Pekin by the Company. Following receipt by the Pekin Lenders and the ICP Lenders, collectively, of the Paydown Amount in full, and once any loans corresponding to the particular midwestern asset sold are repaid, additional proceeds from the sale of any of the Company’s midwestern plant assets will generally be allocated 33/34/33% among the Pekin Lenders and ICP Lenders, collectively, the Noteholders, and the Company, respectively. Proceeds from the sale of any of the Company’s western assets will generally be allocated as described below under the description of the Amended Notes.

The Pekin Lenders also imposed cross-default terms such that, until the Lender Parties’ receive the Paydown Amount, a default under the ICP Credit Agreement would constitute a default under the Pekin Credit Agreement. Pekin agreed to provide additional collateral security to support its obligations under the Pekin Credit Agreement, including second lien positions in the Company’s western plants, which will terminate and be released upon the Lender Parties’ receipt of the Paydown Amount.

On December 20, 2019, Pekin entered into a Third Amended and Restated Revolving Term Note in the amount of $32.0 million having a maturity date of February 1, 2022, and a Fourth Amended and Restated Term Note in the amount of $39.5 million having a maturity date of August 20, 2021, each dated as of December 20, 2019 in favor of the Lender Parties, containing customary and other terms and conditions.

Descriptions of the Pekin Credit Agreement are set forth in the Company’s Current Reports on Forms 8-K for December 15, 2016, August 7, 2017, March 30, 2018, March 21, 2019, July 15, 2019, November 15, 2019 and December 16, 2019 filed with the Securities and Exchange Commission on December 20, 2016, August 11, 2017, April 5, 2018, March 27, 2019, July 19, 2019, November 19, 2019 and December 24, 2019, respectively, and are incorporated herein by this reference.

Senior Secured Note Amendment Agreement

On December 22, 2019, the Company entered into a Senior Secured Note Amendment Agreement (the “Note Amendment Agreement”) dated as of December 22, 2019 with the noteholders named therein (the “Noteholders”), amending and restating those certain Senior Secured Notes (the “Existing Notes”) originally issued by the Company pursuant to either (i) that certain Note Purchase Agreement dated December 12, 2016 by and among the Company and the noteholders named therein (the “Initial Purchase Agreement”, and the Notes issued pursuant to the Initial Purchase Agreement, the “2016 Notes”), (ii) that certain Note Purchase Agreement dated June 26, 2017 by and among the Company and the noteholders named therein (the “Additional Purchase Agreement”, and the Notes issued pursuant to the Additional Purchase Agreement, the “2017 Notes”), or (iii) that certain Senior Secured Note Amendment Agreement No. 1 dated as of December 16, 2019 by and among the Company and the noteholders named therein (the “Amendment Agreement No. 1”, and the Notes issued pursuant to the Amendment Agreement No. 1, the “PIK Notes”). Under the terms of the Note Amendment Agreement, the Company and the noteholders agreed to amend and restate the Existing Notes in the form of the Amended and Restated Senior Secured Note dated as of December 22, 2019 by the Company in favor of the noteholder named therein (the “Amended Notes”) as described below under this Item 1.01.

The Company paid an aggregate amendment fee of $1,264,000 to the Noteholders, allocated among them on a pro rata basis and paid in kind through an increase in the principal amount of the Amended Notes.

As additional consideration for entering into the Note Amendment Agreement, the Company also issued to the Noteholders (i) an aggregate of 5,530,718 shares (the “Shares”) of its voting common stock, par value $0.001 per share (“Common Stock”), and (ii) warrants (the “Warrants”) to acquire up to an aggregate of 5,500,000 shares of Common Stock (the “Warrant Shares”) as described below under this Item 1.01. The Shares and the Warrants were allocated pro rata among the Noteholders. The Shares are subject to anti-dilution rights in favor of the Noteholders for certain dilutive issuances through March 31, 2020 based on a weighted-average anti-dilution formula.

The Note Amendment Agreement also contains customary representations, warranties and covenants, and other terms and conditions.

A description of the Initial Purchase Agreement is set forth in the Company’s Current Report on Form 8-K for December 12, 2016 filed with the Securities and Exchange Commission on December 12, 2016 and is incorporated herein by this reference. A description of the Additional Purchase Agreement is set forth in the Company’s Current Report on Form 8-K for June 26, 2017 filed with the Securities and Exchange Commission on June 27, 2017 and is incorporated herein by this reference. A description of Amendment Agreement No. 1 is set forth in the Company’s Current Report on Form 8-K for December 16, 2019 filed with the Securities and Exchange Commission on December 24, 2019 and is incorporated herein by this reference.

The description of the Note Amendment Agreement does not purport to be complete and is qualified in its entirety by reference to the Note Amendment Agreement, which is filed as Exhibit 10.1 to this report and is incorporated herein by this reference.

Form of Amended and Restated Senior Secured Note

The Amended Notes amended the aggregate principal amount of the Existing Notes from approximately $64.4 million to $65.6 million to account for the aggregate amendment fee, as noted above. The Amended Notes extended the maturity date of the Existing Notes to December 15, 2021. Interest on the Amended Notes accrues at a rate of 15% per annum, payable quarterly. The Company is obligated to make $5.0 million quarterly amortization payments beginning on September 30, 2020 and must prepay a portion of the principal amount after the closing of asset sales. Following receipt by the Noteholders, collectively, of $20.0 million, any additional proceeds from the sale of any of the Company’s western assets will generally be allocated 33/34/33% among the Pekin Lenders and ICP Lenders, collectively, the Noteholders, and the Company, respectively. Proceeds from the sale of any of the Company’s midwestern assets will generally be allocated as described above under the descriptions of Amendment No. 1 and Amendment No. 7.

The Company may, at its option, prepay the Amended Notes at a price equal to 102% of the outstanding principal amount. The Amended Notes require the granting of additional collateral security and the completion of related documentation within 30 days. The Amended Notes contain a variety of customary and other covenants and events of default.

A description of the 2016 Notes is set forth in the Company’s Current Report on Form 8-K for December 15, 2016 filed with the Securities and Exchange Commission on December 20, 2016 and is incorporated herein by this reference. A description of the 2017 Notes is set forth in the Company’s Current Report on Form 8-K for June 30, 2017 filed with the Securities and Exchange Commission on July 5, 2017 and is incorporated herein by this reference. The PIK Notes were in forms substantially similar to the 2016 Notes and the 2017 Notes.

The description of the Amended Notes does not purport to be complete and is qualified in its entirety by reference to the form of Amended Note, which is filed as Exhibit 10.2 to this report and is incorporated herein by this reference.

Form of Warrant

On December 22, 2019, the Company issued Warrants under the Note Amendment Agreement to acquire up to an aggregate of 5,500,000 Warrant Shares. The Warrants have an exercise price of $1.00 per Warrant Share and are exercisable on or after six (6) months after December 22, 2019 (the “Exercisability Date”), with cash proceeds first used to prepay any outstanding principal amount due under the Amended Notes. The Warrants are mandatorily exercisable if at any time on or after the Exercisability Date the dollar volume-weighted average price of the Company’s Common Stock for the trailing five (5) trading day period is at least $1.50. The Warrants expire three (3) years after issuance and contain customary and other terms and conditions.

The description of the Warrants does not purport to be complete and is qualified in its entirety by reference to the form of Warrant, which is filed as Exhibit 10.3 to this report and is incorporated herein by this reference.

Registration Rights Agreement

On December 22, 2019, the Company entered into a Registration Rights Agreement dated as of December 22, 2019 by and among the Company and the holders named therein (the “Registration Rights Agreement”). The Registration Rights Agreement requires that the Company file a registration statement with the Securities and Exchange Commission within 30 days of December 22, 2019 for the resale of the 5,530,718 shares of Common Stock issued under the Note Amendment Agreement and the 5,500,000 Warrant Shares that may be issued upon exercise of the Warrants. The Registration Rights Agreement also contains customary representations, warranties and covenants, and other terms and conditions.

The description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the Registration Rights Agreement, which is filed as Exhibit 10.4 to this report and is incorporated herein by this reference.

Second Amendment to Security Agreement

On December 22, 2019, the Company entered into a Second Amendment to Security Agreement effective as of December 22, 2019 by and among the Company, the holders named therein and Cortland Capital Market Services LLC (the “Second Amendment”), further amending that certain Security Agreement dated as of December 15, 2016 by and among the Company, each holder named therein and Cortland Capital Market Services LLC (as amended, the “Security Agreement”), to extend the terms of the Security Agreement to the Company’s obligations arising under the Note Amendment Agreement, the Amended Notes and the other transaction documents related thereto.

Descriptions of the Security Agreement are set forth in the Company’s Current Reports on Forms 8-K for December 15, 2016 and June 30, 2017 filed with the Securities and Exchange Commission on December 20, 2016 and July 5, 2017, respectively, and are incorporated herein by this reference.

The description of the Second Amendment does not purport to be complete and is qualified in its entirety by reference to the Second Amendment, which is filed as Exhibit 10.5 to this report and is incorporated herein by this reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On December 20, 2019, ICP and the Lender Parties entered into Amendment No. 1 and the Notes in connection therewith, as described under Item 1.01 above and incorporated herein by this reference.

On December 20, 2019, Pekin and the Lender Parties entered into Amendment No. 7 and the Notes in connection therewith, as described under Item 1.01 above and incorporated herein by this reference.

On December 22, 2019, the Company entered into the Note Amendment Agreement, the Amended Notes, the Warrants, the Registration Rights Agreement and the Second Amendment with the Noteholders, and as to the Second Amendment, with the agent thereunder, as described under Item 1.01 above and incorporated herein by this reference.

Item 3.02	Unregistered Sales of Equity Securities.

On December 22, 2019, the Company entered into the Note Amendment Agreement pursuant to which the Company issued to the Noteholders an aggregate of 5,530,718 shares of Common Stock and Warrants to purchase up to 5,500,000 shares of Common Stock. Descriptions of the Note Amendment Agreement, the Warrants and related documentation under Item 1.01 above are incorporated herein by this reference.

The Shares of Common Stock and Warrants were issued in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “1933 Act”), and Rule 506 of Regulation D as promulgated by the Securities and Exchange Commission under the 1933 Act.

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy the Shares, Warrants or Warrant Shares.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Number	Description

10.1	Senior Secured Note Amendment Agreement dated as of December 22, 2019 among Pacific Ethanol, Inc. and the noteholders named therein (*)

10.2	Form of Amended and Restated Senior Secured Note for an aggregate principal amount of $65,649,177.91 issued on December 22, 2019 pursuant to the Senior Secured Note Amendment Agreement dated December 22, 2019 among Pacific Ethanol, Inc. and the noteholders named therein (*)

10.3	Form of Warrant to Purchase Common Stock for an aggregate of up to 5,500,000 shares issued on December 22, 2019 pursuant to the Senior Secured Note Amendment Agreement dated December 22, 2019 among Pacific Ethanol, Inc. and the noteholders named therein (*)

10.4	Registration Rights Agreement dated as of December 22, 2019 among Pacific Ethanol, Inc. and the holders named therein (*)

10.5	Second Amendment to Security Agreement dated as of December 22, 2019 among Pacific Ethanol, Inc., the holders named therein and Cortland Capital Market Services LLC (*)

(*)	Filed herewith. The agreement filed as an exhibit to this report contains representations and warranties made by the parties thereto. The assertions embodied in such representations and warranties are not necessarily assertions of fact, but a mechanism for the parties to allocate risk. Accordingly, investors should not rely on the representations and warranties as characterizations of the actual state of facts or for any other purpose at the time they were made or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 24, 2019	PACIFIC ETHANOL, INC.

	By:	/S/ CHRISTOPHER W. WRIGHT
Christopher W. Wright,
Vice President, General Counsel & Secretary